Exhibit 10.1

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND

AMENDMENT TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

dated as of July 17, 2015

among

RICE ENERGY INC.,

as Borrower,

The Guarantors Party Hereto,

WELLS FARGO BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

WELLS FARGO SECURITIES, LLC,

as Sole Lead Arranger and Sole Bookrunner

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED

CREDIT AGREEMENT AND AMENDMENT TO

LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO LIMITED CONSENT AND SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Fifth Amendment”), dated as of July 17, 2015 (the “Fifth Amendment Effective Date”), is among RICE ENERGY INC., a Delaware corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of April 10, 2014 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The Borrower, the Administrative Agent and the Lenders party thereto are parties to the Second Amendment, pursuant to which the Lenders consented to the existence of the Specified 2015 Swap Agreements (as defined in the Second Amendment) on the terms and conditions set forth in the Second Amendment.

C. The parties hereto desire to amend certain terms of the Credit Agreement and the Second Amendment as set forth herein, in each case, to be effective as of the Fifth Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fifth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Fifth Amendment refer to the Credit Agreement.

Section 2. Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Fifth Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“CFTC Hedging Obligation” means any Obligation in respect of any agreement, contract, confirmation or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Fifth Amendment” means that certain Fifth Amendment to Third Amended and Restated Credit Agreement and Amendment to Limited Consent and Second Amendment to Third Amended and Restated Credit Agreement dated as of July 17, 2015, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“Firm Transportation Committed Volumes” means the volumes of Hydrocarbons (reported on a MMBtu basis) with respect to which the Borrower and its Restricted Subsidiaries have agreed to (a) transport through any gathering or other pipeline system and (b) pay for such transportation services regardless of whether or not such Hydrocarbons are actually transported or such services are utilized by the Borrower and its Restricted Subsidiaries; provided, that, for the avoidance of doubt any volumes for which the Borrower or any Restricted Subsidiary has made such a commitment shall be included regardless of whether such volumes are attributable to the Borrower’s and its Restricted Subsidiaries’ working interests and net revenue interests in their Oil and Gas Properties.

“Gross Projected Volume” means Projected Volume, (a) as increased to reflect the volumes that are attributable to 100% of the working interests and net revenue interests in the Borrower’s and its Restricted Subsidiaries’ Oil and Gas Properties, (b) as converted from a MMcfe measurement to a MMBtu measurement, and (c) as otherwise reasonably adjusted by the Borrower in good faith to reflect assumptions or other conditions disclosed to the Administrative Agent (provided that any adjustment to Projected Volume pursuant to this clause (c) shall be reasonably acceptable to the Administrative Agent).

“Material Swap Obligation” means obligations owing by the Borrower or any Restricted Subsidiary under one or more Swap Agreements with the same counterparty that, at the time in question, have a net Swap Termination Value in favor of such counterparty (i.e., the Borrower or such Restricted Subsidiary is “out of the money”) that exceeds the Threshold Amount.

“Secured Lender Physical Contract” means any contract for the sale of commodities for a price to be calculated at the time of delivery based on the market or index price for a location other than the delivery point of such transaction, which sale transaction is intended to be settled by physical delivery of the commodities by the Borrower or any Restricted Subsidiary to a Person that is, on the date such contract is entered into, a Lender or an Affiliate of a Lender, in each case even if such Person subsequently ceases to be a Lender or an Affiliate of a Lender for any reason; provided that, notwithstanding anything to the contrary contained herein, (a) any additional confirmations or transactions entered into under any such contract after such Lender or an Affiliate of a Lender ceases to be a Lender or an Affiliate of a Lender shall be deemed not to be a “Secured Lender Physical Contract” and (b) if the parties to any such contract expressly provide (whether in a master agreement, in a transaction confirmation, or otherwise) that such contract (or a specified portion of such contract or a specified transaction under such contract) is not a Secured Lender Physical Contract as defined in this Agreement, then to the extent so provided, such contract (or a specified portion of such contract or a specified transaction under such contract) shall not constitute a Secured Lender Physical Contract for the purposes of this Agreement.

2.2 Amended Definitions. The definitions of “Excluded Swap Obligation”, “Loan Documents”, “Qualified ECP Counterparty”, and “Swap Agreement” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Excluded Swap Obligation” means, with respect to the Borrower and the Guarantors individually determined, any CFTC Hedging Obligation if, and solely to the extent that, all or a portion of the guarantee of the Borrower or such Guarantor of, or the grant by the Borrower or such Guarantor of a security interest to secure, such CFTC Hedging Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act by virtue of the Borrower’s or such Guarantor’s failure for any reason to constitute an “eligible contract participant” (as defined in the Commodity Exchange Act) with respect to such CFTC Hedging Obligation at any time such guarantee or grant of a security interest becomes effective with respect to such CFTC Hedging Obligation.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Notes, the Fee Letters, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments.

“Qualified ECP Counterparty” means, in respect of any CFTC Hedging Obligation, the Borrower and each Guarantor to the extent that such Person (a) has total assets exceeding $10,000,000 at the time any guaranty of obligations under such CFTC Hedging Obligation or any grant of a security interest to secure such CFTC Hedging Obligation becomes effective or (b) otherwise constitutes an “eligible contract participant” with respect to such Swap Agreement under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Swap Agreement” means (a) any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement, whether exchange traded, “over-the-counter” or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that (i) no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Restricted Subsidiaries shall be a Swap Agreement and (ii) no sale of a commodity for deferred shipment or delivery that is intended to be physically settled (other than a forward sale contract to the extent that it provides, at the time such contract (or a specified portion of such contract or a specified transaction under such contract) is entered into, for all in fixed prices; provided, that, the Borrower’s or Restricted Subsidiary’s election for “first of month” pricing or other one month pricing pursuant to a forward sale contract for deliveries of Hydrocarbons for the immediately following calendar month shall be deemed not to be a contract for an all in fixed price for purposes of this definition) shall be a Swap Agreement pursuant to this clause (a), and (b) any Secured Lender Physical Contract. If multiple transactions are entered into under a master agreement, each transaction is a separate Swap Agreement.

2.3 Amendment to Section 7.07 of the Credit Agreement. Clause (b) of Section 7.07 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(b) Neither the Borrower nor any Restricted Subsidiary is in default nor has any Change of Control or similar event or circumstance occurred that, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under, or would require the Borrower or a Restricted Subsidiary to Redeem or make any offer to Redeem under, any indenture, note, credit agreement or similar instrument pursuant to which any Material Debt or Material Swap Obligations are outstanding or by which the Borrower or any Restricted Subsidiary or any of their Properties is bound.

2.4 Amendment to Section 8.01 of the Credit Agreement. Clauses (n) and (o) of Section 8.01 of the Credit Agreement are hereby deleted and replaced in their entirety with the following clauses (n), (o) and (p), which clauses (n), (o) and (p) shall read in full as follows:

(n) Certificate of Financial Officer – Projected Volume Reports. (i) Concurrently with any delivery of financial statements under Section 8.01(a) and Section 8.01(b), (ii) promptly upon the occurrence of any event (including any sale, transfer, assignment or other disposition of Unproven Acreage or other Oil and Gas Properties) that the Borrower determines in its reasonable discretion would decrease the aggregate Projected Volume by 10% or more of the aggregate Projected Volume set forth in the most recent certificate delivered pursuant to this Section 8.01(n), and (iii) at the election of the Borrower, up to two times during the period following the delivery of the most recent certificate delivered pursuant to clause (i) above (or more frequently, if the Administrative Agent in its discretion approves), a certificate of a Financial Officer setting forth as of a recent date, a report detailing the Projected Volume for each month during the forthcoming five year period and the assumptions used in calculating such Projected Volume, in each case, in form and substance satisfactory to the Administrative Agent.

(o) Gross Volume and Firm Transportation Committed Volume Reports. Concurrently with the delivery of any certificates and reports under Section 8.01(n), a certificate of a Financial Officer setting forth as of a recent date, a report, in form and detail reasonably satisfactory to the Administrative Agent, forecasting the Gross Projected Volume and Firm Transportation Committed Volumes for each month during the forthcoming five year period and the assumptions used in calculating such volumes; provided, that, the deliverables required pursuant to this Section 8.01(o) may, at the Borrower’s election, be combined into a single certificate and report with the deliverables required under Section 8.01(n).

(p) Other Requested Information. Promptly following any reasonable request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Restricted Subsidiary (including any Plan and any reports or other information required to be filed with respect thereto under the Code or under ERISA), or compliance with the terms of this Agreement or any other Loan Document, as the Administrative Agent may reasonably request.

2.5 Amendment to Section 8.16 of the Credit Agreement. Section 8.16 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 8.16 Commodity Exchange Act Keepwell Provisions. The Borrower hereby absolutely, unconditionally and irrevocably undertakes to provide to each Restricted Subsidiary such funds or other support as may be needed from time to time by such Restricted Subsidiary in order for such Restricted Subsidiary to honor its Obligations with respect to any Swap Agreements or CFTC Hedging Obligations for which it is liable, whether such Swap Agreements or CFTC Hedging Obligations are entered into directly by such Restricted Subsidiary or are guaranteed under the Guaranty and Pledge Agreement (provided, however, that the Borrower shall only be liable under this Section 8.16 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 8.16, or otherwise under this Agreement or any Loan Document, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of the Borrower under this Section 8.16 shall remain in full force and effect until this Agreement is terminated in accordance with its terms. Borrower intends that this Section 8.16 constitute a “keepwell, support, or other agreement” for the benefit of each Restricted Subsidiary for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

2.6 Amendment to Section 9.02(f) of the Credit Agreement. Section 9.02(f) of the Credit Agreement is hereby amended by deleting the two references to “clause (f)” contained therein and inserting in lieu thereof in each instance a reference to “clause (e)”.

2.7 Amendment to Section 9.11 of the Credit Agreement. Clause (e)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(iv) the sum of (A) the aggregate Borrowing Base Value of the Borrowing Base Properties Transferred under this subsection (e) since the immediately preceding Scheduled Redetermination of the Borrowing Base, plus (B) the net aggregate Borrowing Base Value of all commodity Swap Agreements that have been Liquidated since the immediately preceding Scheduled Redetermination of the Borrowing Base, shall not exceed to ten percent (10%) of the Borrowing Base then in effect; provided that such ten percent (10%) limitation shall not, in any event, prohibit the Borrower or any Restricted Subsidiary from Liquidating any Swap Agreement to the extent required by Section 9.18(b); and

2.8 Amendment to Section 9.14 of the Credit Agreement. Section 9.14 of the Credit Agreement is hereby amended by deleting the reference to “Indebtedness” contained therein and inserting a reference to “Obligations” in lieu thereof.

2.9 Amendment to Section 9.15(a) of the Credit Agreement. Section 9.15(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(a) Any Person that becomes a Subsidiary of the Borrower or any Restricted Subsidiary shall be a Restricted Subsidiary unless such Person (i) is designated as an Unrestricted Subsidiary on Schedule 7.14, as of the date hereof, (ii) is designated as an Unrestricted Subsidiary after the date hereof in compliance with Section 9.15(b), or (iii) is a subsidiary of an Unrestricted Subsidiary.

2.10 Amendment to Section 9.18 of the Credit Agreement. Section 9.18 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 9.18 Swap Agreements.

(a) The Borrower will not, and will not permit any Restricted Subsidiary to, enter into or maintain any Swap Agreements with any Person other than:

(i) Swap Agreements with an Approved Counterparty constituting puts or floors with respect to which neither the Borrower nor any Restricted Subsidiary has any payment obligation other than fixed premiums or other fixed charges;

(ii) Any Swap Agreement not entered into for speculative purposes with an Approved Counterparty for prices or basis differentials with respect to crude oil, natural gas liquids and natural gas, provided that (x) no such Swap Agreement has a tenor of more than five years and (y) the notional volumes subject to such Swap Agreement excluding put or floor options described in subsection (a)(i) and without double counting for price swaps and basis swaps or Secured Lender Physical Contracts on the same volumes, do not cause the aggregate notional volumes of all Swap Agreements then in effect to exceed, as of any date, for each month during the forthcoming five-year period, the greater of:

(A) the percentage set out for such month in Column A of the following table times the reasonably anticipated projected production during such month from Proved Reserves of the Borrower and its Restricted Subsidiaries (based on the most recent Reserve Report delivered to the Administrative Agent); and

(B) the lesser of:

(1) the percentage set out for such month in Column B of the following table times the Projected Volume for such month (based on the most recently delivered report under Section 8.01(n)); and

(2) 140% of the monthly average production from the Oil and Gas Properties of the Borrower and the Restricted Subsidiaries for the most recent period of three consecutive calendar months ending prior to such date of determination for which production reports have been delivered pursuant to Section 8.01(k) (as such production is set forth on such reports).

Months next succeeding the time as of which compliance is measured	Column A	Column B
Months 1 through 12	85%	75%
Months 13 through 24	85%	75%
Months 25 through 36	85%	75%
Months 37 through 48	85%	50%
Months 49 through 60	85%	50%

(iii) Swap Agreements with an Approved Counterparty with respect to interest rates, the notional amounts of which (when aggregated with all other Swap Agreements of the Borrower and its Restricted Subsidiaries then in effect) do not exceed 75% of the then outstanding principal amount of the Borrower’s Debt for borrowed money which bears interest at a floating rate, and which Swap Agreements shall not, in any case, have a tenor beyond the maturity of such Debt.

(b) If, after the end of any calendar month, commencing with calendar month ending April 30, 2014, the Borrower determines that the aggregate notional volume of all Swap Agreements in respect of commodities for such calendar month without double counting for price swaps and basis swaps or Secured Lender Physical Contracts on the same volumes exceeded 100% of actual production of Hydrocarbons in such calendar month, then the Borrower shall (i) promptly notify the Administrative Agent of such determination, and (ii) if requested by the Administrative Agent (or if otherwise necessary to ensure compliance with Section 9.18(a)(ii)), within 30 days after such request, terminate, create off-setting positions or otherwise unwind or monetize existing Swap Agreements such that, at such time, future volumes under commodity Swap Agreements (determined without any such double counting) will not exceed 100% of reasonably anticipated projected production for the then-current and any succeeding calendar months.

(c) The Borrower will not, and will not permit any Restricted Subsidiary to, Liquidate any Swap Agreement in respect of commodities without the prior written consent of the Required Lenders except to the extent such Liquidations are permitted pursuant to Section 9.11 or required under Section 9.18(b) (provided that any such Liquidation required under Section 9.18(b) shall be subject to any applicable terms and conditions of Section 9.11 other than clause (e)(iv)).

(d) In no event shall any Swap Agreement contain any requirement, agreement or covenant for the Borrower or any Restricted Subsidiary to post collateral or margin to secure their obligations under such Swap Agreements or to cover market exposure, other than any requirement, agreement or covenant to enter into or maintain the Security Instruments.

(e) For purposes of entering into or maintaining Swap Agreement trades or transactions under clauses (a)(ii)(A) and (b) of this Section 9.18, forecasts of reasonably anticipated production from the Borrower’s and its Restricted Subsidiaries’ Proved Reserves as set forth on the most recent Reserve Report delivered pursuant to the terms of this Agreement shall be revised to account for any increase or decrease therein anticipated because of information obtained by the Borrower or any of its Restricted Subsidiaries subsequent to the publication of such Reserve Report including the Borrower’s or any of its Restricted Subsidiaries’ internal forecasts of production decline rates for existing wells and additions to or deletions from anticipated future production from new wells and completed acquisitions coming on stream or failing to come on stream.

2.11 Amendment to Sections 10.01(f) and (g) of the Credit Agreement. Sections 10.01(f) and (g) of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

(f) the Borrower or any Restricted Subsidiary shall fail to make any payment of principal or interest on any Material Debt or any payment on any Material Swap Obligation, when and as the same shall become due and payable, and such failure to pay shall extend beyond any applicable period of grace.

(g) any event or condition occurs that results in any Material Debt or Material Swap Obligation becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such Material Debt or the counterparty to such Material Swap Obligation or any trustee or agent on its or their behalf to cause such Material Debt or Material Swap Obligation to become due, or to require the Redemption thereof or any offer to Redeem to be made in respect thereof, prior to its scheduled maturity.

2.12 Amendment to Section 11.10(a)(iv) of the Credit Agreement. Section 11.10(a)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(iv) to release any Guarantor from its obligations under the Guaranty and Pledge Agreement and the other Loan Documents if such Person ceases to be a Restricted Subsidiary as a result of a transaction permitted under the Loan Documents; and

2.13 Amendment to Section 11.10(c) of the Credit Agreement. Section 11.10(c) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(c) Except as otherwise provided in Section 12.08 with respect to rights of setoff, and notwithstanding any other provision contained in any of the Loan Documents to the contrary, no Person other than the Administrative Agent has any right to realize upon any of the Collateral individually, to enforce any Liens on Collateral, or to enforce the Guaranty and Pledge Agreement, and all powers, rights and remedies under the Security Instruments may be exercised solely by Administrative Agent on behalf of the Persons secured or otherwise benefitted thereby.

2.14 Amendment to Section 12.04(b)(i)(A)(ii) of the Credit Agreement. Section 12.04(b)(i)(A)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(ii) if the Borrower has not responded within five (5) Business Days after the delivery of any such request for a consent, such consent shall be deemed to have been given; and

2.15 Amendment to Section 12.04(c) of the Credit Agreement. Section 12.04(c) of the Credit Agreement is hereby amended by deleting the reference to “Section 5.03(f)” contained therein and inserting a reference to “Section 5.03(g)” in lieu thereof.

Section 3. Amendment to Second Amendment. Section 3(c) of the Second Amendment is hereby amended and restated in its entirety to read in full as follows:

(c) following the date hereof, the Borrower and the Restricted Subsidiaries may not enter into any Swap Agreements in respect of natural gas (or amend any Specified 2015 Swap Agreements to add additional volumes) for any calendar month in 2015 for which the notional volumes hedged by the Borrower and the Restricted Subsidiaries for such month exceed the notional limits for such month set forth in Section 9.18 of the Credit Agreement (without giving effect to this consent), other than (i) Swap Agreements or amendments thereto that unwind or modify previous positions to facilitate compliance with the Credit Agreement and this Section 3 and (ii) Swap Agreements for basis differentials on volumes already hedged pursuant to Specified 2015 Swap Agreements.

Section 4. Conditions Precedent. The effectiveness of this Fifth Amendment is subject to the following:

4.1 The Administrative Agent shall have received counterparts of this Fifth Amendment from the Loan Parties and the Majority Lenders.

4.2 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date.

Section 5. Miscellaneous.

5.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Fifth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fifth Amendment, and this Fifth Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (i) acknowledges the terms of this Fifth Amendment, (ii) ratifies and affirms its obligations under the Guaranty and Pledge Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty and Pledge Agreement and the other Loan Documents to which it is a party, (iv) agrees that its guarantee under the Guaranty and Pledge Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 2 and Section 3 hereof except (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (B) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Fifth Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Fifth Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (vii) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Fifth Amendment, no Event of Default exists.

5.3 Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fifth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.4 No Oral Agreement. THIS WRITTEN FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES THAT MODIFY THE AGREEMENTS OF THE PARTIES IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

5.5 Governing Law. THIS FIFTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Fifth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7 Severability. Any provision of this Fifth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8 Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

The parties hereto have caused this Fifth Amendment to be duly executed as of the day and year first above written.

BORROWER:	RICE ENERGY INC., a Delaware corporation

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief
Financial Officer

SIGNATURE PAGE TO FIFTH AMENDMENT

RICE ENERGY INC.

GUARANTORS:	RICE DRILLING B LLC, a Pennsylvania limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief
Financial Officer

RICE DRILLING C LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief
Financial Officer

RICE DRILLING D LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief
Financial Officer

RICE ENERGY APPALACHIA, LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief
Financial Officer

SIGNATURE PAGE TO FIFTH AMENDMENT

RICE ENERGY INC.

BLUE TIGER OILFIELD SERVICES LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

ALPHA SHALE HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

ALPHA SHALE RESOURCES, LP, a Delaware limited partnership

By: Alpha Shale Holdings, LLC, its general partner

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

RICE MARKETING LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO FIFTH AMENDMENT

RICE ENERGY INC.

RICE ENERGY MARKETING LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO FIFTH AMENDMENT

RICE ENERGY INC.

WELLS FARGO BANK, N.A., as Administrative Agent, a Lender and as Issuing Bank

By:	/s/ Matthew W. Coleman
Name:	Matthew W. Coleman
Title:	Director

SIGNATURE PAGE TO FIFTH AMENDMENT

RICE ENERGY INC.

BARCLAYS BANK PLC, as a Lender

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT

RICE ENERGY INC.

BMO HARRIS FINANCING, INC.,
as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

SIGNATURE PAGE TO FIFTH AMENDMENT

RICE ENERGY INC.

CITIBANK, N.A., as a Lender

By:	/s/ Peter Kardos
Name:	Peter Kardos
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT

RICE ENERGY INC.

COMERICA BANK, as a Lender

By:	/s/ Jeffery Treadway
Name:	Jeffery Treadway
Title:	Senior Vice President

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RICE ENERGY INC.

FIFTH THIRD BANK, as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Director

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RICE ENERGY INC.

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

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RICE ENERGY INC.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Evans Swann, Jr.
Name:	Evans Swann, Jr.
Title:	Authorized Signatory

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RICE ENERGY INC.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan Luchansky
Name:	Jonathan Luchansky
Title:	Vice President

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RICE ENERGY INC.

SUNTRUST BANK, as a Lender

By:	/s/ Yann Pirio
Name:	Yann Pirio
Title:	Managing Director

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RICE ENERGY INC.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kristin N. Oswald
Name:	Kristin N. Oswald
Title:	Vice President

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RICE ENERGY INC.

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ H. Brock Hudson
Name:	H. Brock Hudson
Title:	Senior Vice President

By:	/s/ Michael Sharp
Name:	Michael Sharp
Title:	Officer

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RICE ENERGY INC.

BNP PARIBAS, as a Lender

By:	/s/ Matt Worstell
Name:	Matt Worstell
Title:	Director

By:	/s/ Joseph Pedroncelli
Name:	Joseph Pedroncelli
Title:	Vice-President

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RICE ENERGY INC.

COMPASS BANK, as a Lender

By:	/s/ Les Werme
Name:	Les Werme
Title:	Director

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RICE ENERGY INC.

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Todd S. Anderson
Name:	Todd S. Anderson
Title:	Vice President

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RICE ENERGY INC.